UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2012

WATSON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III 400 Interpace Parkway Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2012, Watson Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named therein, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., and J.P. Morgan Securities LLC have acted as the representatives, for the issuance and sale by the Company of $1,200 million aggregate principal amount of its 1.875% Senior Notes due 2017 (the “2017 Notes”), $1,700 million aggregate principal amount of its 3.250% Senior Notes due 2022 (the “2022 Notes”) and $1,000 million aggregate principal amount of its 4.625% Senior Notes due 2042 (the “2042 Notes” and together with the 2017 Notes and 2022 Notes, the “Notes”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. For instance, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated served as the Company’s financial advisor in connection with the Acquisition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and an affiliate of Barclays Capital Inc. have committed to act as lenders under the senior unsecured term loan facility that the Company entered into in order to finance the Acquisition, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC have committed to provide a bridge financing facility to finance the Acquisition if this offering is not completed, and Wells Fargo Securities, LLC is an affiliate of the trustee in the Company’s senior revolving credit facility.

Pursuant to the Underwriting Agreement, the Company issued and sold $1,200 million aggregate principal amount of the 2017 Notes, $1,700 million aggregate principal amount of the 2022 Notes and $1,000 million aggregate principal amount of the 2042 Notes. The offering of the Notes was registered under an effective Registration Statement on Form S-3 (Registration No. 333-184122). The Notes were issued pursuant to an indenture, dated as of August 24, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a third supplemental indenture, dated as of October 2, 2012 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Copies of the Base Indenture and the Supplemental Indenture (including forms of the Notes) are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference. The descriptions of the Underwriting Agreement, the Indenture and the Notes in this report are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Indenture and the Notes.

The net proceeds from the offering of approximately $3,833 million, after deducting the underwriting discount and estimated offering expenses payable by the Company, are expected to be used to fund a portion of the cash consideration payable in the Company’s pending acquisition of the Actavis Group, pursuant to terms and subject to conditions previously disclosed.

The 2017 Notes, 2022 Notes and 2042 Notes will bear interest at a rate of 1.875%, 3.250% and 4.625% per annum, respectively, which shall be payable semi-annually in arrears on each April 1 and October 1, respectively, beginning April 1, 2013. The 2017 Notes will mature on October 1, 2017, the 2022 Notes will mature on October 1, 2022 and the 2042 Notes will mature on October 1, 2042.

The offering is not conditioned on the completion of the acquisition of the Actavis Group, however, if the acquisition is not consummated on or prior to February 28, 2013 or the agreement relating to the acquisition is terminated at any time prior to such date, the Company will be required to redeem all of the Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

The Company may redeem all or part of the Notes at any time prior to maturity at the applicable redemption prices set forth in the Supplemental Indenture.

In the event of a change in control triggering event (as defined in the Supplemental Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of Notes, plus accrued and unpaid interest, if any.

The Notes will rank (i) equal in right of payment to all of the Company’s other existing and future unsecured unsubordinated indebtedness, (ii) senior in right of payment to all of the Company’s existing and future subordinated indebtedness and (iii) effectively subordinated in right of payment to any secured indebtedness, to the extent of the assets securing such indebtedness, and to all existing and any future liabilities of the Company’s subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, dated as of September 27, 2012.

4.1	Indenture between the Company and Wells Fargo Bank, N.A., as trustee, dated as of August 24, 2009 is incorporated by reference to Exhibit 4.1 to Watson Pharmaceuticals, Inc.’s Current Report on Form 8-K filed on August 24, 2009.

4.2	Third Supplemental Indenture between the Company and Wells Fargo Bank, N.A., as trustee, dated as of October 2, 2012, including the forms of the Company’s 1.875% Notes due 2017, 3.250% Notes due 2022 and 4.625% Notes due 2042.

5.1	Opinion of Latham & Watkins LLP, dated October 2, 2012.

5.2	Opinion of Greenberg Traurig, LLP, dated October 2, 2012.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2012	WATSON PHARMACEUTICALS, INC.

	By:	/s/ David A. Buchen
	Name:	David A. Buchen, Esq.
	Title:	Chief Legal Officer – Global

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement by and among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Barclays Capital Inc., and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, dated as of September 27, 2012.

4.1	Indenture between the Company and Wells Fargo Bank, N.A., as trustee, dated as of August 24, 2009 is incorporated by reference to Exhibit 4.1 to Watson Pharmaceuticals, Inc.’s Current Report on Form 8-K filed on August 24, 2009.

4.2	Third Supplemental Indenture between the Company and Wells Fargo Bank, N.A., as trustee, dated as of October 2, 2012, including the forms of the Company’s 1.875% Notes due 2017, 3.250% Notes due 2022 and 4.625% Notes due 2042.

5.1	Opinion of Latham & Watkins LLP, dated October 2, 2012.

5.2	Opinion of Greenberg Traurig, LLP, dated October 2, 2012.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

23.2	Consent of Greenberg Traurig, LLP (included in Exhibit 5.2).